                                                                     EXHIBIT 4.4
                  THIRD AMENDMENT TO SECURED CREDIT AGREEMENT

     THIS THIRD AMENDMENT TO SECURED CREDIT AGREEMENT (this "Amendment") dated as of October 22, 1999, is by and among Transocean Enterprise Inc., a Delaware corporation (the "Borrower"), the lenders from time to time parties hereto (each a "Lender" and collectively, the "Lenders"), ABN AMRO Bank N.V. ("ABN AMRO"), a Netherlands chartered bank, as agent for the Lenders (in such capacity, the "Agent"), and Australia and New Zealand Banking Group Limited, Bank of Montreal, The Bank of Nova Scotia, Atlanta Agency, The Bank of Tokyo-Mitsubishi, Ltd., Houston Agency and Westdeutsche Landesbank Girozentrale, as co-agents for the Lenders (in such capacity, collectively, the "Co-Agents").

                                   WITNESSETH
                                   ----------

     WHEREAS, the Borrower, the Lenders, the Agent and the Co-Agents have entered into that certain Secured Credit Agreement dated as of January 17, 1997, as amended by First Amendment to Secured Credit Agreement dated December 21, 1998, as amended by Second Amendment to Secured Credit Agreement dated August 13, 1999 (such agreement, as amended, "Credit Agreement"), pursuant to which the Lenders have made and agreed to make Loans to the Borrower; and

     WHEREAS, the Borrower, the Lenders, the Agent and the Co-Agents desire to amend the Credit Agreement as hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrower, the Lenders, the Agent and the Co-Agents hereby agree as follows:

     1.   AMENDMENTS TO CREDIT AGREEMENT.

          (a) Section 1.1 of the Credit Agreement is hereby amended by amending the definitions of "Acceptance Date", "Conversion Date" and "Maturity Date" by deleting "October 31, 1999" in each such definition and inserting "January 31, 2000" in lieu thereof; and

          (b) Clause (z) of Section 2.7(c)(i) of the Credit Agreement is hereby amended to read as follows: "(z) any change in the Conversion Date from January 31, 2000."

          (c) Section 3.1(a) of the Credit Agreement is hereby amended by deleting "October 31, 1999" in such Section and inserting "January 31, 2000" in lieu thereof.

          (d) Each of Sections 4.2(ii) and 6.18(c) of the Credit Agreement is hereby amended by deleting "October 31, 1999" in such Sections and inserting "January 31, 2000" in lieu thereof.

          (e) Section 3.1(c) is hereby added, which reads in its entirety as follows:

               (c) Conversion Fees. If, as of December 31, 1999, the Conversion Date has not occurred, then the Borrower shall pay to the

     Agent, for the account of each Lender, a fee equal to .025% of the Commitment of such Lender.

     2. REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. To induce the Lenders, the Agent and the Co-Agents to enter into this Amendment, the Borrower hereby reaffirms, as of the date hereof, that its representations and warranties contained in the Credit Agreement are true and correct in all material respects (except to the extent such representations and warranties are not so true and correct in all material respects as a result of the transactions expressly permitted under the Credit Agreement or under the other Credit Documents, or relate solely to an earlier date) and additionally represents and warrants as follows:

               (i) The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of its obligations under this Amendment and the Credit Agreement, as amended hereby, are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action of the Borrower and do not and will not contravene in any material respect any provision of applicable law or contravene or conflict with any provision of the certificate of incorporation, bylaws or any material agreements binding upon the Borrower, and the execution and delivery by the Borrower of this Amendment have received all necessary governmental approvals or other consents (if any shall be required);

               (ii) This Amendment and the Credit Agreement, as amended hereby, are legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms, subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and equitable principles;

               (iii) There are no actions, suits, proceedings or counterclaims (including, without limitation, derivative or injunctive actions) pending or, to the knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries which purports to affect the legality, validity or enforceability of this Amendment, the Credit Agreement, as amended hereby, or any other Credit Document; and

               (iv) No Default or Event of Default has occurred and is continuing (after giving effect to this Amendment).

     3. REAFFIRMATION OF CREDIT AGREEMENT. This amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement in the Credit Agreement and the other Credit Documents (excluding this Amendment) shall hereafter be deemed to refer to the Credit Agreement, as amended hereby. The parties hereto hereby undertake, in good faith, to amend any other Credit Documents necessary so as to reflect the agreements of the parties set forth in this Amendment.

     4. DEFINED TERMS. Terms used but not defined herein when defined in the Credit Agreement shall have the same meanings herein unless the context otherwise requires.

     5. CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENT. The effectiveness of this Amendment is subject to receipt by the Agent of the following documents, all in form and substance reasonably satisfactory to the Agent:

               (i) Transocean Performance Guaranty. Ratification by Transocean of its obligations under the Second Amended and Restated Transocean Performance Guaranty in substantially the form of Exhibit A;

               (ii) Payment of Amendment Fee. Payment by the Borrower to the Agent, for the account of each Lender, of an amendment fee equal to .025% of the Commitment of such Lenders; and

               (iii) Other Documents. Such other documents as the Agent may reasonably request.

     6.   GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

          (a) This Amendment and the other Credit Documents, and the rights and duties of the parties hereto and thereto, shall be construed in accordance with and governed by the internal laws of the state of New York.

          (b) TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO AGREE THAT ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AMENDMENT OR ANY OTHER CREDIT DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE CO-AGENTS, THE LENDERS OR THE BORROWER MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY AND ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS, BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY

COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OF NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AMENDMENT AND THE OTHER CREDIT DOCUMENTS.

          (c) TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AMENDMENT, THE CREDIT AGREEMENT, ANY OTHER CREDIT DOCUMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AMENDMENT, THE CREDIT AGREEMENT, ANY OTHER CREDIT DOCUMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     7. COUNTERPARTS. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same agreement.

     8. SEVERABILITY. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     9. HEADINGS. Section headings used in this Amendment are for reference only and shall not affect the construction of this Amendment.

     10. NOTICE OF ENTIRE AGREEMENT. This Amendment, together with the other Credit Documents, constitute the entire understanding among the Borrower, the Lenders, the Agent and the Co-Agents and supersede all earlier or contemporaneous agreements, whether written or oral, concerning the subject matter of the Credit Documents. THIS WRITTEN AMENDMENT, TOGETHER WITH THE OTHER CREDIT DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have entered into this Third Amendment to Secured Credit Agreement as of the date first written above.

                         BORROWER:
                         --------

                         TRANSOCEAN ENTERPRISE INC.,
                         a Delaware corporation


                         By:    /s/ Brian C. Voegele
                            ----------------------------------------------------
                         Name:  Brian C. Voegele
                              --------------------------------------------------
                         Title: Vice President - Finance
                               -------------------------------------------------

                         LENDERS:
                         -------

                         ABN AMRO BANK N.V., as Agent, Collateral
                         Agent and as a Lender


                         By:    /s/ Stuart Murray
                            ----------------------------------------------------
                         Name:  Stuart Murray
                              --------------------------------------------------
                         Title: Vice President
                               -------------------------------------------------

                         By:    /s/ Michael A. Tribolet
                            ----------------------------------------------------
                         Name:  Michael A. Tribolet
                              --------------------------------------------------
                         Title: Senior Vice President
                               -------------------------------------------------


                         AUSTRALIA AND NEW ZEALAND BANKING
                         GROUP LIMITED, as Co-Agent and as a Lender


                         By:    /s/ Claude Devillers
                            ----------------------------------------------------
                         Name:  Claude Devillers
                              --------------------------------------------------
                         Title: Director - Oil and Gas Americas
                               -------------------------------------------------

                         THE BANK OF NOVA SCOTIA, ATLANTA
                         AGENCY, as Co-Agent and as a Lender


                         By:    /s/ F.C.H. Ashby
                            ----------------------------------------------------
                         Name:  F.C.H. Ashby
                              --------------------------------------------------
                         Title: Senior Manager - Loan Operations
                               -------------------------------------------------


                         THE BANK OF TOKYO-MITSUBISHI, LTD.,
                         HOUSTON AGENCY, as Co-agent and as a Lender


                         By:    /s/ Michael G. Meiss
                            ----------------------------------------------------
                         Name:  Michael G. Meiss
                              --------------------------------------------------
                         Title: Vice President and Manager
                               -------------------------------------------------


                         WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                         as Co-Agent and as a Lender


                         By:    /s/ Jonathan Berman
                            ----------------------------------------------------
                         Name:  Jonathan Berman
                              --------------------------------------------------
                         Title: Managing Director
                               -------------------------------------------------

                         By:    /s/ Michael D. Peist
                            ----------------------------------------------------
                         Name:  Michael D. Peist
                              --------------------------------------------------
                         Title: Vice  President
                               -------------------------------------------------

                         BAYERISCHE HYPO-UND VEREINSBANK AG,
                         New York Branch, as a Lender


                         By:     /s/ Steven Atwell
                            ----------------------------------------------------
                         Name:   Steven Atwell
                              --------------------------------------------------
                         Title:  Director
                               -------------------------------------------------

                         By:     /s/ Pamela J. Gillons
                            ----------------------------------------------------
                         Name:   Pamela J. Gillons
                              --------------------------------------------------
                         Title:  Associate Director
                               -------------------------------------------------


                         CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as a Lender


                         By:     /s/ Ki Allen
                            ----------------------------------------------------
                         Name:   Ki Allen
                              --------------------------------------------------
                         Title:  Vice President
                               -------------------------------------------------

                         SUNTRUST BANK, ATLANTA, as a Lender


                         By:     /s/ John A. Fields, Jr.
                            ----------------------------------------------------
                         Name:   John A. Fields, Jr.
                              --------------------------------------------------
                         Title:  Vice President
                               -------------------------------------------------

                         By:     /s/ Steven J. Newby
                            ----------------------------------------------------
                         Name:   Steven J. Newby
                              --------------------------------------------------
                         Title:  Assistant Vice President
                               -------------------------------------------------

                         BANK ONE N.A., formerly known as
                         The First National Bank of Chicago, as a Lender


                         By:     /s/ Helen A. Carr
                            ----------------------------------------------------
                         Name:   Helen A. Carr
                              --------------------------------------------------
                         Title:  First Vice President
                               -------------------------------------------------


                         THE BANK OF NEW YORK, as a Lender


                         By:     /s/ Peter Keller
                            ----------------------------------------------------
                         Name:   Peter Keller
                              --------------------------------------------------
                         Title:  Vice President
                               -------------------------------------------------


                         DG BANK DEUTSCHE GENOSSENSCHAFTSBANK, AG,  as Lender


                         By:     /s/ Mark K. Connelly
                            ----------------------------------------------------
                         Name:   Mark K. Connelly
                              --------------------------------------------------
                         Title:  Vice President
                               -------------------------------------------------

                         By:     /s/ Lynne McCarthy
                            ----------------------------------------------------
                         Name:   Lynne McCarthy
                              --------------------------------------------------
                         Title:  Assistant Vice President
                               -------------------------------------------------

                         ROYAL BANK OF CANADA, as a Lender


                         By:     /s/ Gil J. Benard
                            ----------------------------------------------------
                         Name:   Gil J. Benard
                              --------------------------------------------------
                         Title:  Senior Manager
                               -------------------------------------------------


                         KBC BANK, N.V., as a Lender


                         By:     /s/ Robert Snaffer
                            ----------------------------------------------------
                         Name:   Robert Snaffer
                              --------------------------------------------------
                         Title:  First Vice President
                               -------------------------------------------------

                         By:     /s/ Robert M. Surdam, Jr.
                            ----------------------------------------------------
                         Name:   Robert M. Surdam, Jr.
                              --------------------------------------------------
                         Title:  Vice President
                               -------------------------------------------------


                         THE ROYAL BANK OF SCOTLAND plc, as a Lender


                         By:     /s/ Scott Barton
                            ----------------------------------------------------
                         Name:   Scott Barton
                              --------------------------------------------------
                         Title:  Vice President
                               -------------------------------------------------

                                  Exhibit "A"

           RATIFICATION AND AMENDMENT OF SECOND AMENDED AND RESTATED
                        TRANSOCEAN PERFORMANCE GUARANTY


     THIS RATIFICATION AND AMENDMENT OF THE SECOND AMENDED AND RESTATED TRANSOCEAN GUARANTY (this "Guaranty Ratification"), dated as of October 22, 1999, is from Transocean Offshore Inc., a Cayman Islands exempted company (the "Guarantor"), to the Lenders, as such term is defined in the Second Amended and Restated Transocean Performance Guaranty as amended by that certain Ratification of the Second Amended and Restated Transocean Guaranty dated as of August 13, 1999 (the "Guaranty"), and ABN AMRO BANK N.V., a Netherlands chartered bank, as Agent for the Lenders, and certain Co-Agents (as such term is defined in that certain Third Amendment to Secured Credit Agreement, executed as of the date hereof):

                                  WITNESSETH:

     A. Whereas, Transocean Enterprise Inc., a Delaware corporation, as Borrower, Lenders, Agent and Co-Agents have entered into that certain Third Amendment to Secured Credit Agreement as of the date hereof (the "Amendment") to, among other things, extend the time for completion of the Drillship until January 31, 2000; and

     B. Whereas, it is a condition precedent to execution of the Amendment that Guarantor execute this Guaranty Ratification; and

     C. Whereas, in order to induce the Lenders to execute the Amendment, Guarantor has agreed to enter into this Guaranty Ratification;

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders to make and maintain the Loans to the Borrower pursuant to the Amendment: (i) each of the Agent and Guarantor agrees that the date "October 31, 1999" in
Section 1.2(a) of the Guaranty is hereby deleted and the date "January 31, 2000" is inserted in lieu thereof, and the date "November 15, 1999" in Section 1.2(a) of the Guaranty is hereby deleted and the date "February 15, 2000" is inserted in lieu thereof, and (ii) Guarantor hereby agrees that Guarantor has received a copy of the Amendment and Guarantor's performance obligations and liabilities under the Guaranty shall remain enforceable against Guarantor in accordance with the terms of the Guaranty, subject to the effect of bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditor rights generally and equitable principles, and shall not be reduced, altered, limited, lessened or in any way affected by the execution and delivery of the Third Amendment to Secured Credit Agreement. Guarantor hereby confirms and ratifies its performance obligations and liabilities under the Guaranty in all respects.

     Executed as of the date first set forth above.


                                    Transocean Offshore Inc.


                                    By:     /s/ Brian C. Voegele
                                       -----------------------------------------
                                    Name:   Brian C. Voegele
                                         ---------------------------------------
                                    Title:  Vice President - Finance
                                          --------------------------------------



Accepted and Agreed to:

ABN AMRO BANK N.V., as Agent

By:     /s/ Stuart Murray
   ------------------------------------
Name:   Stuart Murray
     ----------------------------------
Title:  Vice President
      ----------------------------------

By:     /s/ Michael Tribolet
   ------------------------------------
Name:   Michael Tribolet
     ----------------------------------
Title:  Senior Vice President
      ----------------------------------

                                      A-2